UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2020

TransMedics Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-38891	83-2181531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Minuteman Road

Andover, Massachusetts 01810

(Address of Principal Executive Offices, and Zip Code)

(978) 552-0900

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	TMDX	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2020, TransMedics Group, Inc. (the “Company”) entered into an Omnibus Amendment #2 to Lease, dated as of June 1, 2020 (the “Amendment”), by and among the Company and Whetstone 200 Minuteman Park, LLC and Whetstone 30 Minuteman Park, LLC (collectively, “Landlord”), with respect to its corporate headquarters located at 200 Minuteman Road, Andover, Massachusetts 01810. The Amendment makes certain changes to the Lease Agreement, dated June 25, 2004, by and between the Company and 200 Minuteman Park LLC, as amended, and the Lease Agreement, dated June 25, 2004, by and between the Company and 30 Minuteman Park LLC, as amended, each as amended by Omnibus Amendment #1 to Lease, dated as of January 9, 2020 (collectively, the “Existing Lease” and as amended by the Amendment, the “Lease”). The changes provided by the Amendment include (i) extending the Existing Lease term for an additional year, from January 1, 2027 through December 31, 2027 (the “Additional Lease Year”), (ii) delaying to October 23, 2020 the commencement of the Company’s occupation of an additional 51,509 square feet of the 200 Minuteman Building (the “Extension Premises”), and (iii) extending to December 23, 2021 the Company’s ability to utilize a contribution of approximately $3.4 million from Landlord toward the Company’s work on improvements of the premises.

The Amendment provides for annual base rent of approximately $2.0 million for the Additional Lease Year and postpones the Company’s obligation to pay rent for the Extension Premises until October 23, 2020.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the complete copy of the Amendment, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMEDICS GROUP, INC.

Date: June 2, 2020	By:	/s/ Stephen Gordon
		Name:	Stephen Gordon
		Title:	Chief Financial Officer, Treasurer and Secretary